Exhibit 10.1

May 4, 2012

Burris Logistics

Attn: Donnie R. Burris

501 S.E. 5th Street

Milford, DE 19963

Tel: (302) 839-5120

Re:	Supply and Service Agreement dated January 26, 2007, as further amended and subsequently renewed pursuant to a Renewal Agreement dated October 28, 2011, (“Agreement”) between The Fresh Market, Inc. (“TFM”) and Burris Logistics (“Burris”)

Dear Donnie:

With respect to the second Burris facility (the “Northeast Facility”), the parties agree as follows:

•	The Northeast Facility referenced in Section 2 of the Agreement shall be located at [***].

•	Exhibit B-1 to the Agreement shall be deleted in its entirety and replaced with the Exhibit B-1 attached hereto.

Except as otherwise provided in this letter, the terms, conditions and agreements contained in the Agreement shall continue in full force and effect and shall be binding upon and inure to the benefit of the parties hereto, their heirs, successors and assigns and the Agreement is hereby ratified, reaffirmed and confirmed by the parties as herein stated.

Sincerely,

THE FRESH MARKET, INC.

Signature:	/s/ Craig Carlock

Name:	Craig Carlock

Title:	President & CEO

Consented and Agreed to:

BurRis Logistics

Signature:	/s/ Donnan R. Burris

Name:	Donnan R. Burris

Title:	CEO

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.

Exhibit B-1

Product Case Upcharge Table

For purposes of this Agreement, the following volume/case upcharge amounts shall be used in calculating TFM’s Case Upcharge.

Net Cost Per Case to TFM – GA Facility Only

Volume (Measured in Semi-Annual [26 Week] Periods)	Cost per Case
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Net Cost Per Case to TFM – Once the GA Facility and Northeast Facility are Both Fully Operational (after the Transition Period)

Total Volume Shipped From Both Facilities (Measured in Semi-Annual [26 Week] Periods)	Cost per Case from GA Facility	Cost per Case from Northeast Facility
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by The Fresh Market, Inc. This information has been filed separately with the Securities and Exchange Commission.